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                                                                   EXHIBIT 10.11

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT is made as of the 9th day of January, 2004, by and between VisiJet, Inc., a Delaware corporation (the "Company"), and SBI Brightline II, LLC, a California limited liability company (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser hereby agree as follows:

         SECTION 1. PURCHASE AND SALE. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 1,125,000 shares of the Company's common stock (the "Shares"), par value $.001 per share (the "Common Stock"), and three warrants, to purchase an aggregate of 900,000 shares of Common Stock, in the form of Exhibits A-1, A-2 and A-3 hereto (the "Warrants", and, together with the Shares, the "Securities"). The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Shares which shall be issued pursuant to the terms of this Agreement and upon exercise of the Warrants.

         SECTION 2. PURCHASE PRICE AND TRANCHES. The purchase price for the Securities (the "Purchase Price") shall be an aggregate of $2,250,000. The Securities shall be issued and purchased in three tranches (the "Tranches"), as follows:

                  (i) The First Tranche shall be 375,000 shares at $1.50 per share, plus 300,000 Warrants, with an exercise price of $1.50 per share, in the form of Exhibit A-1 hereto (the "First Tranche Securities");

                  (ii) The Second Tranche shall be 375,000 shares at $2.00 per share, plus 300,000 Warrants, with an exercise price of $2.00 per share, in the form of Exhibit A-2 hereto (the "Second Tranche Securities"); and

                  (iii) The Third Tranche shall be 375,000 shares at $2.50 per share, plus 300,000 Warrants, with an exercise price of $2.50 per share, in the form of Exhibit A-3 hereto (the "Third Tranche Securities")..

         SECTION 3. CLOSING OF THE PURCHASE OF THE SECURITIES; ESCROW.

                  3.1 Tranche CLOSING DATES.

         (a) Subject to the satisfaction or waiver of the conditions precedent set forth in Sections 3.2 and 3.3, the closing of the purchase of the First Tranche Securities by the Purchaser pursuant to this Agreement (the "First Tranche Closing") shall occur at 10:00 a.m. on the second business day following the date (the "Effective Date") on which the Registration Statement referred to in Section 7 of this Agreement is declared effective under the Securities Act of 1933, as amended (the "Securities Act"), by the Commission, unless the Company and the Purchaser have mutually agreed on a different time or date (the time and date of such Closing is referred to herein as the "First Tranche Closing Date").



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         (b) Subject to the satisfaction or waiver of the conditions precedent set forth in Sections 3.2 and 3.3, the closing of the purchase of the Second Tranche Securities by the Purchaser pursuant to this Agreement (the "Second Tranche Closing") shall occur at 10:00 a.m. on the tenth business day following the First Tranche Closing Date, unless the Company and the Purchaser have mutually agreed on a different time or date with respect to the Closing (the time and date of the Closing is referred to herein as the "Second Tranche Closing Date").

         (c) Subject to the satisfaction or waiver of the conditions precedent set forth in Sections 3.2 and 3.3, the closing of the purchase of the Third Tranche Securities by the Purchaser pursuant to this Agreement (the "Third Tranche Closing") shall occur at 10:00 a.m. on the tenth business day following the Second Tranche Closing Date, unless the Company and the Purchaser have mutually agreed on a different time or date (the time and date of such Closing is referred to herein as the "Third Tranche Closing Date").

         (d) The First Tranche Closing Date, the Second Tranche Closing Date and the Third Tranche Closing Dates shall be collectively referred to herein as the "Closing Dates," and the First Tranche Closing, the Second Tranche Closing and the Third Tranche Closing shall be collectively referred to herein as the "Closings." The Company may defer any or all of the Closing Dates for up to thirty calendar days from the date or dates specified herein, upon written notice to Purchase delivered at least three business days before the Closing Date to be so deferred. Each of the Warrants, when issued, will reflect an Expiration Date that is the fifth anniversary of the First Closing Date. Unless otherwise agreed by the Company and the Purchaser, the Closings shall occur at the offices of Haddan & Zepfel LLP, Newport Beach, California.

                  3.2 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligation of the Purchaser to purchase the Securities at each Closing shall be subject to the satisfaction of the following conditions, or the waiver of such conditions by the Purchaser, at or prior to the relevant Closing Date:

                  (a) the representations and warranties of the Company set forth in Section 4 of this Agreement shall be true and correct with the same force and effect as though expressly made on and as of such Closing Date, except for representations or warranties made as of a particular date, which representations and warranties shall be true and correct as of such date;

                  (b) the Company shall have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date;

                  (c) the Company shall have delivered to the Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated as of such Closing Date, to the effect that the conditions in clauses 3.2(a), 3.2(b), and 3.2(d) have been satisfied;



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                  (d) the Registration Statement covering the Securities shall have been declared effective and shall not have been withdrawn, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for the suspension of the effectiveness of the Registration Statement shall have been instituted or threatened by the Securities and Exchange Commission (the "Commission"); and

                  (e) At the First Closing, Haddan & Zepfel LLP, counsel to the Company, shall have delivered its legal opinion to the Purchaser in form and substance reasonably satisfactory to the Purchaser.

                  3.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to issue the Securities at each Closing shall be subject to the satisfaction of the following conditions, or the waiver of such conditions by the Company, at or prior to the relevant Closing Date:

                  (a) the representations and warranties of the Purchaser set forth in Section 5 of this Agreement shall be true and correct with the same force and effect as though expressly made on such Closing Date, except for representations or warranties made as of a particular date, which representations and warranties shall be true and correct as of such date;

                  (b) the Purchaser shall have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; and

                  (c) the Purchaser shall have delivered to the Company a certificate executed by a duly authorized officer of the Purchaser, dated as of such Closing Date, to the effect that the conditions in clauses 3.3(a) and 3.3(b) have been satisfied.

                  3.4 ESCROW AGREEMENT. Upon execution of this Agreement, Purchaser and the Company shall execute and deliver an Escrow Agreement in the form of Exhibit B hereto (the "Escrow Agreement") and Purchaser shall deposit $50,000 into escrow, as specified in the Escrow Agreement.

                  3.5 THE CLOSINGS. At each Closing, (i) each of the Company and the Purchaser shall deliver to the other, as applicable, any documents required to be delivered by Sections 3.2 or 3.3 which have not been delivered prior to such Closing, (ii) the Purchaser shall pay to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company at or prior to the Closing, the Purchase Price (less any amount theretofore delivered under the Escrow Agreement, but without any other deduction) for the Securities to be purchased at such Closing, and (iii) the Company shall deliver to the Purchaser (A) a stock certificate or certificates representing the Shares to be purchased at such Closing, or shall cause such Shares to be electronically transferred to the Purchaser, and (B) a Warrant certificates, in the respective forms of Exhibits A-1 (at the First Tranche Closing), A-2 (at the Second Tranche Closing) and A-3 (at the Third Tranche Closing), representing the Warrants.


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         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
hereby represents and warrants to the Purchaser as follows:

                  4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would not individually or in the aggregate have a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole. The Company has all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the businesses in which it is now engaged and the businesses in which it contemplates engaging.

                  4.2 SUBSIDIARIES. As of the date of this Agreement the Company does not have any subsidiaries or hold any equity or equity derivative interest in any other enterprise, including, without limitation, any corporation, partnership, limited partnership, limited liability partnership, limited liability company, trust, or other entity.

                  4.3 AUTHORIZED AND OUTSTANDING CAPITAL STOCK. The Company has authorized capital of 50,000,000 shares of Common Stock, of which 21,202,345 shares are issued and outstanding as of the date of this Agreement, and 10,000,000 shares of Preferred Stock, none of which are issued or outstanding as of the date of this Agreement. The Company's stock option plans provide for the granting of options to the Company's employees, directors, consultants and advisors, to purchase an aggregate of up to 3,000,000 shares of Common Stock, of which, as of the date of this Agreement, options to purchase an aggregate of 1,115,000 shares of Common Stock are outstanding. In addition, as of the date of this Agreement, there are outstanding warrants to purchase approximately 12,086,712 shares of Common Stock. Except for shares of Common Stock, options and warrants described in this Section 4.3, there are no authorized or outstanding options, warrants, convertible or exchangeable securities, preemptive rights, rights of first refusal or other rights to purchase any capital stock of the Company or any equity or debt securities convertible into or exchangeable or exercisable for capital stock of the Company.

                  4.4 ISSUANCE, SALE AND DELIVERY OF THE SECURITIES.

         (a) The Shares have been duly authorized and, when issued and delivered against payment therefor in the manner set forth in this Agreement, will be duly validly issued, fully paid and nonassessable. Upon the issuance thereof, the Shares shall be free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. The Shares are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares.

         (b) The Warrants are legal, valid, and binding obligations of the Company, each enforceable against the Company in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable. The shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") have been duly authorized and, when issued and delivered against payment therefor in the manner set forth in the respective Warrant pursuant to which such Warrant Shares are to be issued, will be duly validly issued, fully paid and nonassessable. Upon the issuance thereof, the Warrant Shares shall be free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. The Warrant Shares shall not, upon the issuance thereof, be subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein. Upon the issuance thereof, there shall be no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the Warrant Shares. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Warrants or the Warrant Shares.

                  4.5 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into this Agreement, the Escrow Agreement, and the Warrants (together, the "Transaction Documents") and to perform the transactions contemplated hereby. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company. The Company has taken all requisite corporate action required to approve the Transaction Documents and the execution, delivery, and performance thereof by the Company. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company is a party or by which the Company or any of its assets or properties may be bound or affected, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares. Assuming the valid


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execution by the Purchaser of such of the Transaction Documents as to which it is a party, each of the Transaction Documents will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in
Section 7.3 and choice of law provisions hereof may be legally unenforceable.

                  4.6 NO ACTIONS. There are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened, to which the Company is or may be a party which seeks to prevent or restrain the transactions contemplated by this Agreement or to recover damages as a result of the consummation of such transactions.

                  4.7 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

                  4.8 BROKERS. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

                  4.9 BOOKS AND RECORDS; FINANCIAL STATEMENTS.

                  (a) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company, all to the extent required by generally accepted accounting principles. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (b) The financial statements of the Company included in the documents (the "SEC Documents") filed by the Company with the Securities and Exchange Commission (the "SEC") are true, correct, and complete in all material respects and are in accordance with the rules and regulations of the SEC and in accordance with generally accepted accounting principles in the United States consistently applied. Each such balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of the Company as of its respective date; each such statement of income and statement of stockholders' equity presents fairly the results of operations of the Company for the period indicated; and each such statement of cash flows presents fairly the information purported to be shown therein. The financial statements referred to herein are in accordance with the books and records of the Company. Since the last financial statements of Company included in the SEC Documents:



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                           (i) There has at no time been a material adverse
                  change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company.

                           (ii) The Company has not authorized, declared, paid,
                  or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company.

                           (iii) The operations and businesses of the Company
                  have been conducted in all respects only in the ordinary course, except as discussed in the SEC Documents.

There is no fact known to the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that the Company expresses no opinion as to political or economic matters of general applicability. The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

                  4.10 FOREIGN CORRUPT PRACTICES ACT. Neither the Company, nor any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, nor any stockholder of the Company has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

                  4.11 TRADING MATTERS. At the date hereof and at the date of each Closing:

                           (a) the Common Stock is and shall be traded and
                  quoted in the over-the-counter market;

                           (b) the Company has and shall have performed or
                  satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

                           (c) the Company has not, and shall not have taken any
                  action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTC Bulletin Board.



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                  4.12 FEDERAL SECURITIES MATTERS. The Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act. Each of the documents (the "SEC Documents") filed by the Company with the SEC was when filed, and, except to the extent superseded or corrected by more recently filed SEC Documents, is at the date hereof, true, complete, and correct in all material respects and complies in all respects with the rules and regulations of the SEC. No SEC Document contained when filed, or currently contains (except as superseded by more recently filed SEC Documents), an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  4.12 COMPLIANCE WITH LAWS. The Company is in material compliance with and is not in violation of applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

                  4.13 REPRESENTATIONS AND WARRANTIES. No representation or warranty by the Company in this Agreement contains or, and at the date of any Closing will contain, an untrue statement of material fact or omits or, at such Closing Date, will omit to state a material fact required to be stated therein or necessary to make the statements made not misleading. Except for the representations and warranties contained in this Section 4, the Company makes no representation or warranty to the Purchaser, express or implied, in connection with the transactions contemplated by this Agreement.

         SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents and warrants to the Company as follows:

                  5.1 ORGANIZATION AND QUALIFICATION. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  5.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Purchaser has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Purchaser. The execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets or property of the Purchaser pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or by which the Purchaser or any of its assets or properties may be bound or affected, or any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Purchaser or any of its properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution, delivery and performance of this Agreement or the consummation by the Purchaser of the transactions contemplated hereby. Assuming the valid execution hereof by the Company, this Agreement will constitute the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and choice of law provisions of the Purchaser in Section 7.3 hereof may be legally unenforceable.

                  5.3 NO ACTIONS. There are no legal or governmental actions, suits or proceedings pending or, to the Purchaser's knowledge, threatened to which the Purchaser is or may be a party which seeks to prevent or restrain the transactions contemplated by this Agreement or to recover damages as a result of the consummation of such transactions. To the knowledge of the Purchaser, the Purchaser has not been and is not currently the subject of an investigation or inquiry by the Securities and Exchange Commission, the NASD, or any state securities commission.

                  5.4 NATURE OF PURCHASER. The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is not a "dealer" within the meaning of the Securities Act or a "broker" or "dealer" within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Purchaser is able to bear the economic risk of loss of the Purchaser's entire investment in the Securities.

                  5.5 ACCESS TO INFORMATION. The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities. The Purchaser understands that the Company is still in the development stage and does not have operating revenues.

                  5.6 INVESTMENT INTENT. The Purchaser is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or entering into any arrangement or understanding with any other person regarding the distribution of such Securities (it being understood that the foregoing does not limit the Purchaser's right to sell Shares pursuant to the Registration Statement) other than in accordance with the Securities Act. Neither Purchaser nor any entity under its control has, prior to the execution of this Agreement, and will not, for a period of eighteen (18) months following the execution of this Agreement, carry a net short position in the Common Stock, participate in any short selling activities, recommendations, or collusion, directly or indirectly, as such activities relate to the Common Stock. A net short position will include any derivative instruments such as a put option, collar, swap or any other instrument which would result in a net short position.

                  5.7 SOLE REPRESENTATIONS AND WARRANTIES. Except for the representations and warranties contained in this Section 5, the Purchaser makes no representation or warranty to the Company, express or implied, in connection with the transactions contemplated by this Agreement.

         SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

         SECTION 7. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

                  7.1 REGISTRATION PROCEDURES AND EXPENSES.

                  (a) As soon as practicable, but in any event no later than forty- five (45) days following the date of this Agreement, the Company shall prepare and file with the Commission a registration statement on Form SB-2 or other applicable form as determined by the Company (the "Registration Statement") for the purpose of registering the sale of the Shares and the Warrant Shares by the Purchaser from time to time on the facilities of any securities exchange or trading system on which the Common Stock is then traded or in privately-negotiated transactions, which Registration Statement shall contain all material non-public information disclosed to the Purchaser by the Company in connection with the issuance and sale of the Securities. For purposes of this Section 7, the term "Shares" shall include the Shares, the Warrant Shares, and any other securities of the Company issued in exchange for, or in respect of, the Shares or the Warrant Shares, as a dividend on the Shares or the Warrant Shares or in connection with a stock split or other reorganization transaction affecting the Shares or the Warrant Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable.

                  (b) The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary in the reasonable discretion of the Purchaser or the Company to keep the Registration Statement effective until the earliest date, after the date on which all of the Shares have been purchased pursuant to this Agreement or the obligation of the Purchaser to purchase the Shares pursuant to this Agreement has been terminated, on which (i) all the Shares have been disposed of pursuant to the Registration Statement, (ii) all of the Shares then held by the Purchaser may be sold under the provisions of Rule 144 without limitation as to volume, whether pursuant to Rule 144(k) or otherwise, or (iii) the Company has determined that all Shares then held by the Purchaser may be sold without restriction under the Securities Act and has removed any stop transfer instructions relating to such Shares and offered to cause to be removed any restrictive legends on the certificates, if any, representing such Shares (the period between the Effective Date and the earliest of such dates is referred to herein as the "Registration Period"). At any time after the end of the Registration Period, the Company may withdraw the Registration Statement and its obligations under this Section 7 (other than its obligations under Section 7.3) shall automatically terminate.

                  (c) The Purchaser agrees to comply with all federal and state securities laws and the rules and regulations promulgated thereunder in connection with any sale by it of the Shares, whether or not such sale is pursuant to the Registration Statement. In connection with the sale of any Shares pursuant to the Registration Statement, but without limiting the generality of the foregoing sentence, the Purchaser shall (i) comply with the provisions of Regulation M promulgated under the Exchange Act, and (ii) deliver to each purchaser of Shares the prospectus forming a part of the Registration Statement and all relevant supplements thereto which have been provided by the Company to the Purchaser on or prior to the applicable delivery date.

                  (d) The Company shall not be obligated to prepare and file a post- effective amendment or supplement to the Registration Statement or the prospectus constituting a part thereof during the continuance of a Blackout Event. A "Blackout Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement or prospectus, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement or the prospectus constituting a part thereof would be detrimental to the business and affairs of the Company; or
(b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement or prospectus at such time.

                  (e) At least five (5) days prior to the filing with the SEC of the Registration Statement (or any amendment thereto) or the prospectus forming a part thereof (or any supplement thereto), the Company shall provide draft copies thereof to the Purchaser and shall consider incorporating into such documents such comments as the Purchaser (and its counsel) may propose to be incorporated therein. Notwithstanding the foregoing, no prospectus supplement, the form of which has previously been provided to the Purchaser, need be delivered in draft form to the Purchaser.

                  (f) The Company shall promptly notify the Purchaser upon the occurrence of any of the following events in respect of the Registration Statement or the prospectus forming a part thereof: (i) receipt of any request for additional information from the Commission or any other federal or state governmental authority during the Registration Period, the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; or (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

                  (g) The Company shall furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser pursuant to the Registration Statement.

                  (h) The Company shall file or cause to be filed such documents as are required to be filed by the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                  (i) With a view to making available to the Purchaser the benefits of Rule 144, the Company agrees, throughout the Registration Period and so long as the Purchaser owns Shares purchased pursuant to this Agreement, to:

                       (A) comply with the provisions of paragraph (c) (1) of Rule 144; and

                       (B) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to
Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of the Purchaser, make available other information as required by, and so long as necessary to permit sales of its Shares pursuant to, Rule 144.

                  (j) The Company shall bear all expenses incurred by it in connection with the procedures in paragraphs (a) through (i) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement. The Company shall not be responsible for any expenses incurred by the Purchaser in connection with its sale of the Shares or its participation in the procedures in paragraphs (a) through (i) of this Section 7.1 including, without limitation, any fees and expenses of counsel or other advisers to the Purchaser and any underwriting discounts, brokerage fees and commissions incurred by the Purchaser.

                  7.2 COVENANTS OF THE PURCHASER.

                  (a) The Purchaser acknowledges and understands that the Shares are "restricted securities" as defined in Rule 144. The Purchaser hereby agrees not to offer or sell (as such terms are defined in the Securities Act and the rules and regulations promulgated thereunder) any Shares unless such offer or sale is made (a) pursuant to an effective registration of the sale or the resale of the Shares under the Securities Act, or (b) pursuant to an available exemption from the registration requirements of the Securities Act. The Purchaser agrees that it will not engage in hedging transactions with regard to the Shares other than in compliance with the Securities Act. A proposed transfer shall be deemed to comply with this Section 7.2(a) if the Purchaser delivers to the Company a legal opinion in form and substance satisfactory to the Purchaser from counsel satisfactory to the Purchaser to the effect that such transfer complies with this Section 7.2(a).

                  (b) If at any time or from time to time after the Effective Date, the Company notifies the Purchaser in writing that the Registration Statement or the prospectus forming a part thereof (taking into account any prior amendments or supplements thereto) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Purchaser shall not offer or sell any Shares or engage in any other transaction involving or relating to the Shares (other than purchases of Shares pursuant to this Agreement), from the time of the giving of notice with respect to such untrue statement or omission until the Purchaser receives written notice from the Company that such untrue statement or omission no longer exists or has been corrected or disclosed in an effective post-effective amendment to the Registration Statement or a valid prospectus supplement to the prospectus forming a part thereof. Notwithstanding the foregoing, such period during which the Purchaser is restricted from selling Shares pursuant to the Registration Statement shall not continue for more than 30 days and not more frequently than twice annually.

                  (c) In connection with the sale of any Shares pursuant to the Registration Statement, the Purchaser shall deliver to the purchaser thereof the prospectus forming a part of the Registration Statement and all relevant supplements thereto which have been provided by the Company to the Purchaser on or prior to the applicable delivery date, all in accordance with the requirements of the Securities Act and the rules and regulations promulgated thereunder and any applicable blue sky laws.

                  (d) The Company may refuse to register (or permit its transfer agent to register) any transfer of any Shares not made in accordance with this
Section 7.2 and for such purpose may place stop order instructions with its transfer agent with respect to the Shares.

                  (e) The Purchaser will cooperate with the Company in all respects in connection with the performance by the Company of its obligations under Section 7.1, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Purchaser, and any person who beneficially owns Shares held by the Purchaser within the meaning of Rule 13d-3 promulgated under the Exchange Act, and the proposed manner of sale of the Shares required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares. The Purchaser hereby consents to be named as an underwriter in the Registration Statement, if applicable, in accordance with current SEC policy and, if necessary, to join in the request of the Company for the acceleration of the effectiveness of the Registration Statement.

                  7.3 INDEMNIFICATION. For the purpose of this Section 7.3, (i) the term "Purchaser Affiliate" shall mean any person who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

                  (a) The Company agrees to indemnify and hold harmless the Purchaser, and each Purchaser Affiliate, against any losses, claims, damages, liabilities or expenses (including reasonable fees and disbursements of counsel), joint or several, to which such Purchaser or such Purchaser Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, as amended as of the Effective Date, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 promulgated under the Securities Act, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any post-effective amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which the statements contained therein were made, or
(iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse the Purchaser and each such Purchaser Affiliate for any legal and other expenses as such expenses which are reasonably incurred by the Purchaser or such Purchaser Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, or (ii) the failure of the Purchaser to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representations made by the Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected or disclosed in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                  (b) The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting the sale of the Shares, (ii) the inaccuracy of any representation made by the Purchaser herein, or (iii) any (x) untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (y) omission or alleged omission to state in the Registration Statement, the Prospectus or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto, or in the Prospectus or any amendment or supplement thereto, not misleading, in each case in the light of the circumstances under which they were made; provided, that the Purchaser's indemnification obligation under this clause (iii) shall apply to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing thereof; provided, the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution (except as provided in paragraph (d)) other than under the indemnity agreement contained in this Section 7.3 or to the extent it is materially prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In the event that the indemnifying party shall not assume the defense thereof at its expense, the indemnified party shall assume the defense thereof at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a) or (b) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein (subject to the limitation of paragraph (c) of this Section 7.3), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Common Stock contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or inaccuracy. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7.3 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.4 INFORMATION AVAILABLE. Until the Purchaser has sold all of the Shares, the Company will furnish to the Purchaser, upon written request:

                  (a) as soon as practicable after available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) its Annual Report on Form 10-KSB, (iii), its Quarterly Reports on Form 10-QSB, (iv) its Current Reports on Form 8-K, and (v) a full copy of the Registration Statement, including exhibits.

         SECTION 8. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

          (a) if to the Company, to:

                     192 Technology, Suite Q
                     Irvine, CA 92618
                     Phone:      949.450.1660
                     Facsimile: 949.453.9652
                     Attn:  Laurence M. Schreiber

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, to:

                     2361 Campus Drive, Suite 210,
                     Newport Beach, California 92612
                     Phone: 949
                     Facsimile: 949

or to such other person at such other place as the Purchaser shall designate to the Company in writing, with a copy to:

                  Reitler Brown LLC
                  800 Third Avenue
                  21st Floor
                  New York, New York 10022
                  Attention: Robert Steven Brown.

         SECTION 9. ASSIGNMENT. Neither party hereto may assign or delegate any of such party's rights or obligations under or in connection with this Agreement, and any attempted assignment or delegation of such rights or obligations shall be void. Except as expressly provided in Section 7.3 with respect to Purchaser Affiliates, directors and controlling persons of the Company and officers of the Company who signed the Registration Statement, no person, including without limitation any person who purchases or otherwise acquires or receives any Shares from the Purchaser, is an intended third party beneficiary of this Agreement, and no party to this Agreement shall have any obligation arising under this Agreement to any person other than the other party hereto and, to the extent expressly provided in Section 7.3, Purchaser Affiliates, directors and controlling persons of the Company and officers of the Company who signed the Registration Statement.

         SECTION 10. AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

          SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of law principles.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

     SBI Brightline II, LLC

     By: /S/ SHELLY SINGHAL
         ---------------------------
          Shelly Singhal

     VisiJet, Inc.

     By /S/ LAURENCE M. SCHREIBER
         ---------------------------
         Laurence M. Schreiber

                                                                     EXHIBIT A-1

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

               WARRANT TO PURCHASE 300,000 SHARES OF COMMON STOCK,

                           PAR VALUE $0.001 PER SHARE,

                                       OF

                                  VISIJET, INC.

         THIS CERTIFIES THAT, for value received, SBI Brightline II, LLC, or its permitted registered assigns (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined), to purchase from VisiJet, Inc., a Delaware corporation (the "COMPANY"), Three Hundred Thousand (300,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company at a price per share equal to the Purchase Price (as hereinafter defined). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. 1. CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

         "COMMON STOCK" as hereinabove defined.

         "EXPIRATION DATE" shall mean ________ ________, 2009.

         "FAIR MARKET VALUE" of a share of Common Stock as of a particular date means the average of the closing prices of sales of Common Stock on the principal United States securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted by the OTC Bulletin Board (the "OTCBB") as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by the OTCBB, the average of the representative bid and asked prices quoted on such other electronic communications network (an "ECN") on which the Common Stock shall then be quoted as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by any ECN, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of 10 trading days consisting of the day as of which "Fair Market Value" is being determined and the nine consecutive trading days prior to such day; provided, that if there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; PROVIDED, FURTHER, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         "PURCHASE PRICE" means $1.50 per share.

         "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

          "WARRANT" means this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         2. EXERCISE OF WARRANT.

                  2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, commencing on the date hereof and terminating on the Expiration Date, by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date (the "EXERCISE DATE"), surrendering

                        (a) this Warrant at the principal office of the Company, and

                        (b) payment, (i) in cash (by check) or by wire transfer,
(ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

                  2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for a number of shares (rounded down to the nearest whole share) of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares (rounded down to the nearest whole share) of the Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                                    X = Y (A-B)
                                        -------
                                           A

         Where:

         X = the number of shares of Common Stock to be issued to the Holder;

         Y = the number of shares of Common Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation);

         A = the Fair Market Value of one share of the Company's Common Stock on the date the net issue election is made pursuant to Section 2.2; and

         B = Purchase Price in effect under this Warrant on the date the net issue election is made pursuant to Section 2.2.

         All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

                  2.3 STOCK CERTIFICATES; FRACTIONAL SHARES. On or before the third (3rd) business day following the Exercise Date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, rounded down to the nearest whole share. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

                  2.4 PARTIAL EXERCISE; DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws, and the Company shall pay all transfer or stamp taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

                  4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Common Stock.

                  4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4.

                  4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 4), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, and as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  4.5 COMPANY TO PREVENT DILUTION The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may upon the exercise of this Warrant validly and legally issue fully paid and nonassessable shares of Common Stock that are not subject to preemptive or similar rights, including taking such action as is necessary for the Purchase Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

         6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

         7. RESERVATION OF COMMON STOCK. The Company hereby covenants that there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will promptly take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder (and any shares of Common Stock acquired on exercise of the Warrant) may be transferred, in whole or in part, only (a) to one or more of its affiliates if such affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Warrant and the Agreement, (b) in a sale effectuated pursuant to Rule 144 promulgated under the Securities Act, (c) in an offering registered under
Section 5 of the Securities Act, or (d) in a private transaction otherwise exempt from registration under the Securities Act. Any such transfer shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer of the Warrant, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Upon any full or partial transfer of the Warrant or the shares of Common Stock acquired on exercise of the Warrant pursuant to clause (b) or clause (c) of the first sentence of this Section 8, all restrictions applicable to the transfer of the Warrant or such Common Stock, or portion thereof, so transferred shall cease.

         9. SECURITIES LAW RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or any portion of this Warrant or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 under the Securities Act.

         10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of Common Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of Common Stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then may not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE ACT AND OTHER APPLICABLE STATE LAWS AND RULES.

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Warrant Shares is registered pursuant to an effective registration statement and the Holder represents in writing to the Company that such Warrant Shares have been or are being sold pursuant to such registration statement, (B) such Warrant Shares have been publicly sold pursuant to Rule 144 and the Holder has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Warrant Shares can be publicly sold pursuant to Rule 144(k) under the Securities Act or another exemption from the registration requirements of such Act, such Warrant Shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

         11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

         12. NOTICES. All notices and other communications from the Company to the Holder shall be given to Holder at the address set forth in the books and records of the Company.

         13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

         16. NOTICES OF RECORD DATE. In case:

                  16.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

                  16.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

                  16.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  16.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty (20) days prior to the date therein specified.

         17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

         18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         19. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         20. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ___ day of _____________, 2004.



VisiJet, Inc.,
a Delaware corporation

By: /s/ Randal A. Bailey
--------------------------------

Randal A. Bailey, President

By: /s/ Laurence M. Schreiber
--------------------------------
Laurence M. Schreiber, Secretary

                                                                     EXHIBIT A-2

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

               WARRANT TO PURCHASE 300,000 SHARES OF COMMON STOCK,

                           PAR VALUE $0.001 PER SHARE,

                                       OF

                                  VISIJET, INC.

         THIS CERTIFIES THAT, for value received, SBI Brightline II, LLC, or its permitted registered assigns (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined), to purchase from VisiJet, Inc., a Delaware corporation (the "COMPANY"), Three Hundred Thousand (300,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company at a price per share equal to the Purchase Price (as hereinafter defined). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

         1.CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

         "COMMON STOCK" as hereinabove defined.

         "EXPIRATION DATE" shall mean ___________ _____, 2009.

         "FAIR MARKET VALUE" of a share of Common Stock as of a particular date means the average of the closing prices of sales of Common Stock on the principal United States securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted by the OTC Bulletin Board (the "OTCBB") as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by the OTCBB, the average of the representative bid and asked prices quoted on such other electronic communications network (an "ECN") on which the Common Stock shall then be quoted as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by any ECN, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of 10 trading days consisting of the day as of which "Fair Market Value" is being determined and the nine consecutive trading days prior to such day; provided, that if there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; PROVIDED, FURTHER, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         "PURCHASE PRICE" means $2.00 per share.

         "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

          "WARRANT" means this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         2. EXERCISE OF WARRANT.

         2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, commencing on the date hereof and terminating on the Expiration Date, by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date (the "EXERCISE DATE"), surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
(iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

         20.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in
Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for a number of shares (rounded down to the nearest whole share) of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares (rounded down to the nearest whole share) of the Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                                    X = Y (A-B)
                                        -------
                                            A

         Where:

         X = the number of shares of Common Stock to be issued to the Holder;

         Y = the number of shares of Common Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation);

         A = the Fair Market Value of one share of the Company's Common Stock on the date the net issue election is made pursuant to Section 2.2; and

         B = Purchase Price in effect under this Warrant on the date the net issue election is made pursuant to Section 2.2.

         All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

                  20.3 STOCK CERTIFICATES; FRACTIONAL SHARES. On or before the third (3rd) business day following the Exercise Date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, rounded down to the nearest whole share. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

                  20.4 PARTIAL EXERCISE; DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         21. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws, and the Company shall pay all transfer or stamp taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         22. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

                  22.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Common Stock.

                  22.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  22.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4.

                  22.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 4), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, and as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  22.5 COMPANY TO PREVENT DILUTION The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may upon the exercise of this Warrant validly and legally issue fully paid and nonassessable shares of Common Stock that are not subject to preemptive or similar rights, including taking such action as is necessary for the Purchase Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant.

         23. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

         24. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

         25. RESERVATION OF COMMON STOCK. The Company hereby covenants that there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will promptly take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         26. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder (and any shares of Common Stock acquired on exercise of the Warrant) may be transferred, in whole or in part, only (a) to one or more of its affiliates if such affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Warrant and the Agreement, (b) in a sale effectuated pursuant to Rule 144 promulgated under the Securities Act, (c) in an offering registered under
Section 5 of the Securities Act, or (d) in a private transaction otherwise exempt from registration under the Securities Act. Any such transfer shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer of the Warrant, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Upon any full or partial transfer of the Warrant or the shares of Common Stock acquired on exercise of the Warrant pursuant to clause (b) or clause (c) of the first sentence of this Section 8, all restrictions applicable to the transfer of the Warrant or such Common Stock, or portion thereof, so transferred shall cease.

         27. SECURITIES LAW RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or any portion of this Warrant or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 under the Securities Act.

         28. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of Common Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of Common Stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then may not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE ACT AND OTHER APPLICABLE STATE LAWS AND RULES.

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Warrant Shares is registered pursuant to an effective registration statement and the Holder represents in writing to the Company that such Warrant Shares have been or are being sold pursuant to such registration statement, (B) such Warrant Shares have been publicly sold pursuant to Rule 144 and the Holder has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Warrant Shares can be publicly sold pursuant to Rule 144(k) under the Securities Act or another exemption from the registration requirements of such Act, such Warrant Shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

         29. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

         30. NOTICES. All notices and other communications from the Company to the Holder shall be given to Holder at the address set forth in the books and records of the Company.

         31. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         32. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         33. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

         34. NOTICES OF RECORD DATE. In case:

                  34.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

                  34.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

                  34.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  34.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty (20) days prior to the date therein specified.

         35. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

         36. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         37. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         38. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ___ day of ________________, 2004.



VisiJet, Inc.,
a Delaware corporation

By: /s/ Randal A. Bailey
-------------------------------------

Randal A. Bailey, President

By: /s/ Laurence M. Schreiber
-------------------------------------
Laurence M. Schreiber, Secretary

                                                                     EXHIBIT A-3

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (I) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (II) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

               WARRANT TO PURCHASE 300,000 SHARES OF COMMON STOCK,

                           PAR VALUE $0.001 PER SHARE,

                                       OF

                                  VISIJET, INC.

         THIS CERTIFIES THAT, for value received, SBI Brightline II, LLC, or its permitted registered assigns (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time before 5:00 p.m. Pacific Time on the Expiration Date (as hereinafter defined), to purchase from VisiJet, Inc., a Delaware corporation (the "COMPANY"), Three Hundred Thousand (300,000) shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company at a price per share equal to the Purchase Price (as hereinafter defined). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. 39. CERTAIN DEFINITIONS. As used in this Warrant, the following terms shall have the following respective meanings:

         "COMMON STOCK" as hereinabove defined.

         "EXPIRATION DATE" shall mean _______ ________, 2009.

         "FAIR MARKET VALUE" of a share of Common Stock as of a particular date means the average of the closing prices of sales of Common Stock on the principal United States securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted by the OTC Bulletin Board (the "OTCBB") as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by the OTCBB, the average of the representative bid and asked prices quoted on such other electronic communications network (an "ECN") on which the Common Stock shall then be quoted as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted by any ECN, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of 10 trading days consisting of the day as of which "Fair Market Value" is being determined and the nine consecutive trading days prior to such day; provided, that if there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; PROVIDED, FURTHER, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         "PURCHASE PRICE" means $2.50 per share.

         "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

          "WARRANT" means this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         40. EXERCISE OF WARRANT.

                  40.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, commencing on the date hereof and terminating on the Expiration Date, by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date (the "EXERCISE DATE"), surrendering

                        (a) this Warrant at the principal office of the Company, and

                        (b) payment, (i) in cash (by check) or by wire transfer,
(ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

                  40.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in Section 2.1(b) above, the Holder may elect to exchange all or some of the Warrant for a number of shares (rounded down to the nearest whole share) of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company the Warrant with written notice of the Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares (rounded down to the nearest whole share) of the Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                          X = Y (A-B)
                              -------
                                 A

         Where:

         X = the number of shares of Common Stock to be issued to the Holder;

         Y = the number of shares of Common Stock purchasable under the portion of the Warrant being exchanged (as adjusted to the date of such calculation);

         A = the Fair Market Value of one share of the Company's Common Stock on the date the net issue election is made pursuant to Section 2.2; and

         B = Purchase Price in effect under this Warrant on the date the net issue election is made pursuant to Section 2.2.

         All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

                  40.3 STOCK CERTIFICATES; FRACTIONAL SHARES. On or before the third (3rd) business day following the Exercise Date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, rounded down to the nearest whole share. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

                  40.4 PARTIAL EXERCISE; DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

         41. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws, and the Company shall pay all transfer or stamp taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         42. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

                  42.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Common Stock.

                  42.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

                  42.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 4.

                  42.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 4), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, and as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  42.5 COMPANY TO PREVENT DILUTION The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may upon the exercise of this Warrant validly and legally issue fully paid and nonassessable shares of Common Stock that are not subject to preemptive or similar rights, including taking such action as is necessary for the Purchase Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant.

         43. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

         44. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

         45. RESERVATION OF COMMON STOCK. The Company hereby covenants that there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will promptly take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive and similar rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         46. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder (and any shares of Common Stock acquired on exercise of the Warrant) may be transferred, in whole or in part, only (a) to one or more of its affiliates if such affiliate is an "accredited investor" under Regulation D under the Securities Act and agrees to be bound by the terms and obligations of this Warrant and the Agreement, (b) in a sale effectuated pursuant to Rule 144 promulgated under the Securities Act, (c) in an offering registered under
Section 5 of the Securities Act, or (d) in a private transaction otherwise exempt from registration under the Securities Act. Any such transfer shall be made on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer of the Warrant, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; PROVIDED, HOWEVER, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes. Upon any full or partial transfer of the Warrant or the shares of Common Stock acquired on exercise of the Warrant pursuant to clause (b) or clause (c) of the first sentence of this Section 8, all restrictions applicable to the transfer of the Warrant or such Common Stock, or portion thereof, so transferred shall cease.

         47. SECURITIES LAW RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or any portion of this Warrant or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 under the Securities Act.

         48. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of Common Stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of Common Stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, and even then may not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Common Stock issued to the Holder upon exercise of this Warrant may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE ACT AND OTHER APPLICABLE STATE LAWS AND RULES.

In addition, the Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates. Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of Warrant Shares is registered pursuant to an effective registration statement and the Holder represents in writing to the Company that such Warrant Shares have been or are being sold pursuant to such registration statement, (B) such Warrant Shares have been publicly sold pursuant to Rule 144 and the Holder has delivered to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Warrant Shares can be publicly sold pursuant to Rule 144(k) under the Securities Act or another exemption from the registration requirements of such Act, such Warrant Shares, as the case may be, shall be issued without any legend or other restrictive language and, with respect to Warrant Shares upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon request.

         49. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

         50. NOTICES. All notices and other communications from the Company to the Holder shall be given to Holder at the address set forth in the books and records of the Company.

         51. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         52. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

         53. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

         54. NOTICES OF RECORD DATE. In case:

                  54.1 the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

                  54.2 of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

                  54.3 of any voluntary dissolution, liquidation or winding-up of the Company; or

                  54.4 of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least twenty (20) days prior to the date therein specified.

         55. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

         56. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         57. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         58. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the _______ day of __________, 2004.



VisiJet, Inc.,
a Delaware corporation

By: /s/ Randal A. Bailey
-------------------------------------
Randal A. Bailey, President

By: /s/ Laurence M. Schreiber
-------------------------------------
Laurence M. Schreiber, Secretary